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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 13, 2004

                                INDYMAC ABS, INC.
             (Exact name of registrant as specified in its charter)
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          Delaware                 333-120706            95-4685267
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(State or Other Jurisdiction      (Commission         (I.R.S. Employer
      of Incorporation)           File Number)      Identification Number)

         155 North Lake Avenue
         Pasadena, California                                   91101
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(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:  (626) 535-5555


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.
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Description of the Certificates and the Mortgage Pool

         As of the date hereof, IndyMac ABS, Inc. (the "Registrant") plans a series of certificates, entitled IndyMac ABS, Inc., Home Equity Loan Asset-Backed Trust, Series SPMD 2004-C Certificates (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of December 1, 2004, among the Registrant as depositor, IndyMac Bank, F.S.B. as seller and servicer and Deutsche Bank National Trust Company as trustee. The Certificates designated as the Series SPMD 2004-C Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, fixed rate and adjustable rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         Greenwich Capital Markets, Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Item 9.01.      Financial Statements and Exhibits
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         (a)      Financial Statements.
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                  Not applicable.

         (b)      Pro Forma Financial Information.
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                  Not applicable.

         (c)      Exhibits
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                ITEM 601(a) OF
                REGULATION S-K
EXHIBIT NO.      EXHIBIT NO.                     DESCRIPTION
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     1                99            Computational Materials (as defined in Item
                                    8.01) that have been provided by Greenwich
                                    Capital Markets, Inc. to certain prospective purchasers of IndyMac ABS, Inc., Home Equity
                                    Mortgage Loan Asset-Backed Trust, Series
                                    SPMD 2004-C Certificates (filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427, August 7,
                                    1997).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: December 13, 2004

                                              INDYMAC ABS, INC.


                                              By:    /s/   Victor Woodworth
                                                 -------------------------------
                                              Name:  Victor Woodworth
                                              Title: Vice President

                                Index to Exhibits
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                   Item 601(a) of
                   Regulation S-K                       Sequentially
Exhibit Number      Exhibit No.       Description       Numbered Page
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     1                   99           Computational     Filed Manually
                                      Materials